UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2019

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Item 1.01.    Entry into a Material Definitive Agreement.
On April 29, 2019, Century Aluminum Company (the “Company”) entered into a Loan Agreement dated as of April 29, 2019 (the “Loan Agreement”) with Glencore Ltd. (“Glencore”) pursuant to which the Company borrowed $40,000,000 (the “Loan”) on that date. The Loan matures on December 31, 2021, and is to be repaid in twenty-four (24) equal monthly installments of principal, together with interest, beginning on January 31, 2020. The Loan bears interest at a floating rate equal to LIBOR plus 5.375% and is not secured by any collateral. As of December 31, 2018, Glencore and its affiliates beneficially owned 42.9% of Century’s outstanding common stock. From time to time Century and Glencore and its affiliates enter into various transactions for the purchase and sale of primary aluminum, purchase and sale of alumina, and certain forward financial contracts.
The description of the Loan Agreement set forth above is necessarily limited and is qualified in its entirety by reference to the full terms and conditions of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information described above under Item 1.01 above is incorporated by reference into this Item 2.03.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 29, 2019, the Company announced that Mr. Jesse E. Gary, had been appointed to the position of Executive Vice President and Chief Operating Officer. Mr. Gary will also continue to serve as General Counsel. Mr. Gary, age 39, joined the Company in 2010 as Associate General Counsel.  He was promoted to Executive Vice President, General Counsel and Secretary in February 2013.  Prior to joining Century, Mr. Gary practiced law at Wachtell, Lipton, Rosen & Katz in New York. Any changes to Mr. Gary's compensation in connection with his promotion have not yet been determined. A copy of the Company’s press release announcing the events described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description

10.1	Loan Agreement, dated as of April 29, 2019, between Century Aluminum Company, as Borrower and Glencore Ltd., as Lender.

99.1	Press Release dated April 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	May 3, 2019	By:	/s/ Jesse E. Gary
			Name:	Jesse E. Gary
			Title:	Executive Vice President, Chief Operating Office, General Counsel & Secretary